SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2001

                        HOME PROPERTIES OF NEW YORK, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                    1-13136                  16-1455126
    ----------------             --------------            ------------------
 (State or other jurisdiction      Commission              (IRS Employer
     of incorporation)             File No.)              Identification No.)


                  850 Clinton Square, Rochester, New York 14604
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (716) 546-4900


                                 Not Applicable
       ------------------------------------------------------------------
                (Former name or former address, if changed since
                                  last report.)



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                                      -2-

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

       c.    Exhibits


         Exhibit 99.1   Press Release

         Exhibit 99.2   Supplemental Information

         Exhibit 99.3 Third Quarter 2001 Earnings Conference Call script and text of slides

Item 9.  Regulation FD Disclosure

         On November 2, 2001, the Registrant issued a press release announcing its results for the first quarter of 2001. The related press release is attached hereto as Exhibit 99.1.

         Attached as Exhibit 99.2 is information supplemental to the financial information contained in the November 2, 2001 press release.

         On November 2, 2001, the Registrant held its third quarter 2001 investor conference call. Also, the conference call included slides shown during the conference call, and the written description of those slides is included in the following script from that conference call. The script of the conference call and the text of the slides is attached as Exhibit 99.3 to this Form 8-K.


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                                      -3-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 2, 2001

HOME PROPERTIES OF NEW YORK, INC.
(Registrant)


By: /s/ David P. Gardner
----------------------------------
David P. Gardner,
Senior Vice President